                                                                      EXHIBIT 21

                             TENNECO PACKAGING INC.
                       LIST OF SUBSIDIARIES AND AFFILIATES
                               AS OF MAY 31, 1999

TENNECO PACKAGING INC. (DELAWARE)
     A&E Plastics, Inc. (Delaware).....................................................................100 %
     Counce Finance Corporation (Delaware).............................................................100
     Dongguan PCA Packaging Co., Ltd. (Peoples Republic of China).......................................50
         (Tenneco Packaging Inc. owns 50%; and Dongguan Dong Ya Color Printing &
         Packaging Factory, an unaffiliated company, owns 50%)
     EKCO Products, Inc. (Illinois)....................................................................100
     E-Z Por Corporation (Delaware)....................................................................100
     Glacier-Cor US Corporation (Delaware).............................................................100
          Glacier-Cor US Holding Corporation (Delaware)................................................100
              E. H. Carton Products - Management Company Ltd. (Israel)..................................50
                  (Glacier-Cor US Holding Corporation owns 50%; and
                  non-affiliates owns 50%)
                  Glacier-Cor 1995 L.P. (Israel).........................................................2
                      (E.H. Carton Products - Management Company Ltd. owns 2%;
                       Ha'Lakoach Ha'Neeman Ha'Sheesheen Ou'Shena'yim Ltd.
                       owns 49%; and non-affiliates own 49%)
              Ha'Lakoach Ha'Neeman Ha'Sheesheem Ou'Shena'yim Ltd.  (Israel).............................99
                  (Glacier-Cor US Holding Corporation owns 99%; and Hexacomb
                   Corporation owns 1%)
                  Glacier-Cor 1995 L.P. (Israel)........................................................49
                      (Ha'Lakoach Ha'Neeman Ha'Sheesheen Ou'Shena'yim Ltd.
                       owns 49%; non-affiliates own 49%; and E. H. Carton Products -
                       Management Company Ltd. owns 2%)
                  Kinarot Pallet Ltd. (Israel)..........................................................50
                      (Ha'Lakoach Ha'Neeman owns 50%; and I.M.A. Engineering,
                       an Israeli company and a non-affiliate, owns 50%)
                  Yamaton Ltd. (Israel..................................................................33.3
                      (Ha'Lakoach Ha'Neeman owns 33.3%; and non-affiliates,
                       Kibbutz Ein Hamifietz and Kibbutz Ga'aton own 66.7%)
     Hexacomb Corporation (Illinois)...................................................................100
         Ha'Lakoach Ha' Neeman Ha' Sheesheem Ou' Shena'yim Ltd. (Israel).................................1
              (Hexacomb Corporation owns 1%; and Glacier-Cor US Holding Corporation owns 99%. Subsidiaries are listed above.)
         Hexajapan Company, Ltd. (Japan)................................................................60
              (Hexacomb Corporation owns 60%; and non-affiliates own 40%)
     Packaging Corporation of America (Delaware)........................................................45
         (Tenneco Packaging Inc. owns 45%; and PCA Holdings LLC, an unaffiliated limited liability company, owns 55%)
         American Cellulose Corporation (Delaware)......................................................50
              (Packaging Corporation of America owns 50%; and Larry E. Homan, an unaffiliated individual, owns 50%)
         Dahlonega Packaging Corporation (Delaware)....................................................100
         Dixie Container Corporation (Virginia)........................................................100

                             TENNECO PACKAGING INC.
                       LIST OF SUBSIDIARIES AND AFFILIATES
                               AS OF MAY 31, 1999

SUBSIDIARIES OF TENNECO PACKAGING INC. (DELAWARE)
     SUBSIDIARIES OF PACKAGING CORPORATION OF AMERICA (DELAWARE)
         PCA Hydro, Inc. (Delaware)....................................................................100 %
         PCA Tomahawk Corporation (Delaware)...........................................................100
         PCA Valdosta Corporation (Delaware)...........................................................100
     PCA Box Company (Delaware)1/......................................................................100
     PCA Romania Srl (Romania)..........................................................................50
         (Tenneco Packaging Inc. owns 50%; and Kraftcorr Inc., an unaffiliated company, owns 50%)
     PCA West Inc. (Delaware)..........................................................................100
         Coast-Packaging Company (California General Partnership).......................................50
              (PCA West Inc. owns 50%, as General Partner; and J. G. Haddy Sales
               Company, an unaffiliated company, owns 50%, as General Partner)
     Pressware International, Inc. (Delaware)..........................................................100
     Revere Foil Containers, Inc. (Delaware)...........................................................100
     Sentinel Polyolefins, L.L.C........................................................................50
         (Tenneco Packaging Inc. owns 50%; and Sentinel Products Corp., an unaffiliated company and its principals, own 50%)
     Suncor, Inc. (South Carolina).....................................................................100
     Tenneco AVI Acquisition Inc. (Delaware)...........................................................100
     Tenneco CAP Acquisition Inc. (Delaware)1/.........................................................100
     Tenneco CPI Holding Company (Delaware)............................................................100
     Tenneco Forest Products GmbH (Germany)............................................................100
         PCA Embalajes Espana S.L. (Spain)..............................................................99
              (Tenneco Forest Products GmbH owns 99%; and Omni-Pac Ekco GmbH
              Verpackungsmittel owns 1%)
     Tenneco NHC Inc. (Nevada).........................................................................100
     Tenneco Packaging de Mexico, S.A. de C.V. (Mexico)..................................................0.01
         (Tenneco Packaging Inc. owns 1 share; and Tenneco Packaging
          International Holdings Inc. owns 499,999 shares)
     Tenneco Packaging Deutschland Holdinggesellschaft mbH (Germany)...................................100
         Tenneco Omni-Pac GmbH & Co. KG Verpackungsmittel (Germany)......................................  *
              (Tenneco Packaging Deutschland Holdinggesellschaft mbH is the
               Limited Partner; and Omni-Pac Verpackungsmittel Verwaltungs-
               gesellschaft mbH is the General Partner)
         Tenneco Omni-Pac Ekco Verpackungsmittel GmbH & Co. KG (Germany).................................  *
              (Tenneco Packaging Deutschland Holdinggesellschaft mbH is the
               Limited Partner; and Omni-Pac Ekco Verpackungsmittel Verwaltungs-
               gesellschaft mbH is the General Partner)

_______________________

1/   In dissolution.

* Ownership interest percentage to be inserted by amendment [upon completion of corporate restructuring transactions].
                                       -2-

                             TENNECO PACKAGING INC.
                       LIST OF SUBSIDIARIES AND AFFILIATES
                               AS OF MAY 31, 1999

SUBSIDIARIES OF TENNECO PACKAGING INC. (DELAWARE)
     SUBSIDIARIES OF TENNECO PACKAGING DEUTSCHLAND HOLDINGGESELLSCHAFT MBH (GERMANY)
         Tenneco Sengewald Verpackungen GmbH & Co. KG (Germany)..........................................  * %
              (Tenneco Packaging Deutschland Holdinggesellschaft mbH is the
               Limited Partner; and Sengewald Verpackung Verwaltungs-
               gesellschaft mbH is the General Partner)
         Tenneco Kobusch-Folien GmbH & Co. KG (Germany)..................................................  *
              (Tenneco Packaging Deutschland Holdinggesellschaft mbH is the
               Limited Partner; and Kobusch-Folien Verwaltungsgesellschaft mbH
               is the General Partner)
         Tenneco Nord-West Verpackung GmbH & Co. KG (Germany)............................................  *
              (Tenneco Packaging Deutschland Holdinggesellschaft mbH is the
               Limited Partner; and Nord-West Verpackung Verwaltungs-
               gesellschaft mbH is the General Partner)
         Tenneco Sengewald Klinikprodukte GmbH & Co. KG (Germany)........................................  *
              (Tenneco Packaging Deutschland Holdinggesellschaft mbH is the
               Limited Partner; and Sengewald Klinikprodukte Verwaltungs-
               gesellschaft mbH is the General Partner)
     Tenneco Packaging Hungary Packaging Material Limited (Hungary)2/..................................100
               Budafok Recycling Waste Paper Recovery Ltd. (Hungary)....................................63.8
              (Tenneco Packaging Hungary Packaging Material Limited owns 63.8%;
               and Asco Hungaria Kft., an unaffiliated company, owns 36.2%)
     Tenneco Packaging Specialty and Consumer Products Inc. (Delaware).................................100
     Tenneco Protective Packaging Inc. (Delaware)......................................................100
         AVI Technologies, Inc. (Delaware).............................................................100
     Tenneco Rochester Acquisition Inc. (Delaware)3/...................................................100
     Tenneco Windsor Box & Display, Inc. (Delaware)3/..................................................100
     The Corinth and Counce Railroad Company (Mississippi).............................................100
         Valdosta Southern Railroad Company (Florida)..................................................100
     798795 Ontario Limited (Ontario)..................................................................100
         Astro-Valcour, Ltd. (Ontario).................................................................100
         Tenneco Packaging Canada Inc. (Ontario).......................................................100
         Tenneco Packaging - Hexacomb Limited (Ontario)................................................100
              Shearmat Structures Ltd. (Manitoba)......................................................100
     Zhejing Zhongbao Packaging (Peoples Republic of China).............................................37.5
         (Tenneco Packaging Inc. owns 37.5%; and non-affiliates own 62.5%)

_______________________

2/   This company is commonly referred to as "Tenneco Packaging Hungary Kft."

3/   In dissolution.

* Ownership interest percentage to be inserted by amendment [upon completion of corporate restructuring transactions].
                                       -3-

                             TENNECO PACKAGING INC.
                      LIST OF SUBSIDIARIES AND AFFILIATES
                        UPON COMPLETION OF THE SPIN-OFF


TENNECO PACKAGING INC. (DELAWARE)
  A&E Plastics, Inc. (Delaware).............................   100%
  Aircal S.A. (France)......................................   100
     (Tenneco Packaging Inc. owns all shares except seven
     which are held by its four directors and Tenneco
     Protective Packaging Inc. and Tenneco Packaging
     International Holdings Inc.)
  Airpack Japan K.K. (Japan)................................   100
  Airpack Polska Sp.Z.O.O. (Poland).........................   100
  Airpack SPA (Italy).......................................    98
     (Tenneco Packaging Inc. owns 98%; Tenneco Packaging
      International Holdings Inc. owns 2%)
     Altapack SPA (Italy)...................................   100
  Alupak, A.G. (Switzerland)................................   100
  Counce Finance Corporation (Delaware).....................   100
  Dongguan PCA Packaging Co., Ltd. (Peoples Republic of
     China).................................................    50
     (Tenneco Packaging Inc. owns 50%; and Dongguan Dong Ya
      Color Printing & Packaging Factory, an unaffiliated
      company, owns 50%)
  EKCO Products, Inc. (Illinois)............................   100
  E-Z Por Corporation (Delaware)............................   100
  Glacier-Cor US Corporation (Delaware).....................   100
     Glacier-Cor US Holding Corporation (Delaware)..........   100
       E. H. Carton Products -- Management Company Ltd.
        (Israel)............................................    50
          (Glacier-Cor US Holding Corporation owns 50%; and non-affiliates owns 50%) Glacier-Cor 1995 L.P.
        (Israel)............................................     2
            (E.H. Carton Products -- Management Company Ltd.
            owns 2%; Ha'Lakoach Ha'Neeman Ha'Sheesheen
            Ou'Shena'yim Ltd. owns 49%; and non-affiliates
            own 49%)
       Ha'Lakoach Ha'Neeman Ha'Sheesheem Ou'Shena'yim Ltd.
        (Israel)............................................    99
            (Glacier-Cor US Holding Corporation owns 99%;
            and Hexacomb Corporation owns 1%)
            Glacier-Cor 1995 L.P. (Israel)..................    49
            (Ha'Lakoach Ha'Neeman Ha'Sheesheen Ou'Shena'yim
            Ltd. owns 49%; non-affiliates own 49%; and E. H.
            Carton Products -- Management Company Ltd. owns
            2%)
          Kinarot Pallet Ltd. (Israel)......................    50
            (Ha'Lakoach Ha'Neeman owns 50%; and I.M.A.
            Engineering, an Israeli company and a
            non-affiliate, owns 50%
          Yamaton Ltd. (Israel..............................    33.3
            (Ha'Lakoach Ha'Neeman owns 33.3%; and
            non-affiliates, Kibbutz Ein Hamifietz and
            Kibbutz Ga'aton own 66.7%)
  Hexacomb Corporation (Illinois)...........................   100
     Ha'Lakoach Ha' Neeman Ha' Sheesheem Ou' Shena'yim Ltd.
      (Israel)..............................................     1
       (Hexacomb Corporation owns 1%; and Glacier-Cor US
        Holding Corporation owns 99%. Subsidiaries are listed above.)

SUBSIDIARIES OF TENNECO PACKAGING INC.
  SUBSIDIARIES OF HEXACOMB CORPORATION
     Hexajapan Company, Ltd. (Japan)........................          60%
       (Hexacomb Corporation owns 60%; and non-affiliates
        own 40%)
  Kobusch Packaging Egypt Ltd. (Egypt)......................          99.75
     (Tenneco Packaging Inc. owns 99.75%; and Tenneco
      Kobusch-Folien GmbH owns .25%)
  Omni-Pac S.A.R.L. (France)................................          97
     (Tenneco Packaging Inc. owns 97%; and Tenneco Omni-Pac
      GmbH & Co. KG Verpackungsmittel owns 3%)
  Packaging Corporation of America (Delaware)...............          43.5
     (Tenneco Packaging Inc. owns 43.5%; PCA Holdings LLC,
      an unaffiliated limited liability company, owns 53.2%;
      and PCA's management owns 3.3%)
     American Cellulose Corporation (Delaware)..............          50
       (Packaging Corporation of America owns 50%; and Larry
        E. Homan, an unaffiliated individual, owns 50%)
     Dahlonega Packaging Corporation (Delaware).............         100
     Dixie Container Corporation (Virginia).................         100
     PCA Hydro, Inc. (Delaware).............................         100
     PCA Tomahawk Corporation (Delaware)....................         100
     PCA Valdosta Corporation (Delaware)....................         100
  PCA Box Company (Delaware)(1).............................         100
  PCA Romania Srl (Romania).................................          50
     (Tenneco Packaging Inc. owns 50%; and Kraftcorr Inc.,
      an unaffiliated company, owns 50%)
  PCA West Inc. (Delaware)..................................         100
     Coast-Packaging Company (California General
      Partnership)..........................................          50
       (PCA West Inc. owns 50%, as General Partner; and J.
        G. Haddy Sales Company, an unaffiliated company,
        owns 50%, as General Partner)
  Pressware International, Inc. (Delaware)..................         100
  Revere Foil Containers, Inc. (Delaware)...................         100
  Scriptoria N.V. (Belgium).................................          99.6
     (Tenneco Packaging Inc. owns approximately 99.6%;
      Tenneco Packaging International Holdings Inc. owns 18
      shares; and the remainder of the shares are held by
      unknown third parties)
     Sentinel GmbH Verpackungen (Germany)................... less than 1
       (Scriptoria N.V. owns less than 1%; and Tenneco
        Packaging Inc. owns greater than 99%)
  Sentinel GmbH Verpackungen (Germany)......................          99
     (Tenneco Packaging Inc. owns greater than 99%; and Scriptoria N.V. owns less than 1%)


---------------

(1) In dissolution.

SUBSIDIARIES OF TENNECO PACKAGING INC
  Sentinel Polyolefins, L.L.C...............................    50%
     (Tenneco Packaging Inc. owns 50%; and Sentinel Products
      Corp., an unaffiliated company and its principals, own
      50%)
  Suncor, Inc. (South Carolina).............................   100
  Tenneco AVI Acquisition Inc. (Delaware)...................   100
  Tenneco Business Services Holdings Inc. (Delaware)........   100
     Tenneco Business Services Inc. (Delaware)..............   100
  Tenneco CAP Acquisition Inc. (Delaware)(1)................   100
  Tenneco CPI Holding Company (Delaware)....................   100
  Tenneco Forest Products GmbH (Germany)....................   100
     PCA Embalajes Espana S.L. (Spain)......................    99
          (Tenneco Forest Products GmbH owns 99%; and
          Tenneco Omni-Pac Ekco Verpackungsmittel GmbH & Co.
          KG owns 1%)
  Tenneco International Business Development Limited
     (Delaware).............................................   100
     Ambassador Packaging (Ireland) Limited (Ireland).......   100
  Tenneco International Finance B.V. (Netherlands)..........   100
  Tenneco Management Company (Delaware).....................   100
  Tenneco Management (Europe) Limited (United Kingdom)......   100
  Tenneco NHC Inc. (Nevada).................................   100
  Tenneco Packaging -- Chile Holdings Inc. (Delaware).......   100
     Tenneco Packaging -- Chile S.A. (Chile)................   100
  Tenneco Packaging de Mexico, S.A. de C.V. (Mexico)........     0.01
     (Tenneco Packaging Inc. owns 1 share; and Tenneco
      Packaging International Holdings Inc. owns 499,999
      shares)
  Tenneco Packaging Deutschland Holdinggesellschaft mbH
     (Germany)..............................................   100
     Kobusch Folien Verwaltungsgesellschaft mbH (Germany)...   100
          Tenneco Kobusch-Folien GmbH & Co. KG (Germany)....   100
            (Tenneco Packaging Deutschland
            Holdinggesellschaft mbH is the Limited Partner;
            and Kobusch-Folien Verwaltungsgesellschaft mbH
            is the General Partner)
            Kobusch Packaging Egypt Ltd. (Egypt)............     0.25
               (Tenneco Kobusch-Folien GmbH & Co. KG owns
                0.25%; and Tenneco Packaging Inc. owns 99.75%) Nord-West Verpackung Verwaltungsgesellschaft mbH
      (Germany).............................................   100
          Tenneco Nord-West Verpackung GmbH & Co. KG
          (Germany).........................................   100
            (Tenneco Packaging Deutschland
            Holdinggesellschaft mbH is the Limited Partner;
            and Nord-West Verpackung
            Verwaltungs-gesellschaft mbH is the General
            Partner)
            Nord-West Wohnungsbau GmbH (Germany)............   100
     Omni-Pac Ekco Verpackungsmittel Verwaltungsgesellschaft
      mbH (Germany).........................................   100


---------------

(1) In dissolution.

SUBSIDIARIES OF TENNECO PACKAGING INC.
  SUBSIDIARIES OF TENNECO PACKAGING DEUTSCHLAND
     HOLDINGGESELLSCHAFT MBH
     SUBSIDIARIES OF OMNI-PAC EKCO VERPACKUNGSMITTEL
      VERWALTUNGSGESELLSCHAFT MBH
       Tenneco Omni-Pac Ekco Verpackungsmittel GmbH & Co. KG
        (Germany)...........................................   100%
          (Tenneco Packaging Deutschland Holdinggesellschaft
          mbH is the Limited Partner; and Omni-Pac Ekco Verpackungsmittel Verwaltungsgesellschaft mbH is
          the General Partner)
          Omni-Pac Poland Sp. z.o.o. (Poland)...............   100
          PCA Embalajes Espana S.L. (Spain).................     1
            (Tenneco Omni-Pac Ekco Verpackungsmittel GmbH &
            Co. KG owns 1%; and Tenneco Forest Products GmbH
            owns 99%)
       Omni-Pac Verpackungsmittel Verwaltungsgesellschaft
        mbH.................................................   100
       Tenneco Omni-Pac GmbH & Co. KG Verpackungsmittel
        (Germany)...........................................   100
          (Tenneco Packaging Deutschland Holdinggesellschaft
          mbH is the Limited Partner; and Omni-Pac
          Verpackungsmittel Verwaltungsgesellschaft mbH is
          the General Partner)
          Omni-Pac ApS (Denmark)............................   100
          Omni-Pac A.B. (Sweden)............................   100
          Omni-Pac S.A.R.L. (France)........................     3
            (Tenneco Omni-Pac GmbH & Co. KG
            Verpackungsmittel owns 3%; and Tenneco Packaging
            Inc. owns 97%)
       Sengewald Verpackungen Verwaltungsgesellschaft mbH
        (Germany)...........................................   100
       Tenneco Sengewald Verpackungen GmbH & Co. KG
        (Germany)...........................................   100
          (Tenneco Packaging Deutschland Holdinggesellschaft
          mbH is the Limited Partner; and Sengewald
          Verpackung Verwaltungs-gesellschaft mbH is the
          General Partner)
       Sengewald Klinikprodukte Verpackungsmittel GmbH......   100
       Tenneco Sengewald Klinikprodukte GmbH & Co. KG
        (Germany)...........................................   100
          (Tenneco Packaging Deutschland Holdinggesellschaft
          mbH is the Limited Partner; and Sengewald
          Klinikprodukte Verwaltungs-gesellschaft mbH is the
          General Partner)
          Sengewald France S.A.R.L. (France)(1).............   100
       Tenneco Omni-Pac GmbH & Co. KG Verpackungsmittel
        (Germany)...........................................   100
       (Tenneco Packaging Deutschland Holdinggesellschaft
        mbH is the Limited Partner; and Omni-Pac
        Verpackungsmittel Verwaltungs-gesellschaft mbH is
        the General Partner)
       Tenneco Omni-Pac Ekco Verpackungsmittel GmbH & Co. KG
        (Germany)...........................................   100
       (Tenneco Packaging Deutschland Holdinggesellschaft mbH is the Limited Partner; and Omni-Pac Ekco Verpackungsmittel Verwaltungs-gesellschaft mbH is the General Partner)

---------------
(1) In dissolution.

SUBSIDIARIES OF TENNECO PACKAGING INC.
  SUBSIDIARIES OF TENNECO PACKAGING DEUTSCHLAND
     HOLDINGGESELLSCHAFT MBH
     Tenneco Sengewald Verpackungen GmbH & Co. KG
      (Germany).............................................            100%
          (Tenneco Packaging Deutschland Holdinggesellschaft
          mbH is the Limited Partner; and Sengewald
          Verpackung Verwaltungs-gesellschaft mbH is the
          General Partner)
     Tenneco Kobusch-Folien GmbH & Co. KG (Germany).........            100
          (Tenneco Packaging Deutschland Holdinggesellschaft
          mbH is the Limited Partner; and Kobusch-Folien Verwaltungsgesellschaft mbH is the General
          Partner)
     Tenneco Nord-West Verpackung GmbH & Co. KG (Germany)...            100
          (Tenneco Packaging Deutschland Holdinggesellschaft
          mbH is the Limited Partner; and Nord-West
          Verpackung Verwaltungs-gesellschaft mbH is the
          General Partner)
     Tenneco Sengewald Klinikprodukte GmbH & Co. KG
      (Germany).............................................            100
          (Tenneco Packaging Deutschland Holdinggesellschaft
          mbH is the Limited Partner; and Sengewald
          Klinikprodukte Verwaltungs-gesellschaft mbH is the
          General Partner)
  Tenneco Packaging Europe B.V. (Netherlands)...............            100
     Nederlandse Pillo-Pak Maatschappij B.V.
      (Netherlands).........................................            100
  Tenneco Packaging Hexacomb S.A. (Spain)...................            100
  Tenneco Packaging Hungary Holdings Inc. (Delaware)........            100
  Tenneco Packaging Hungary Packaging Material Limited
     (Hungary)(1)...........................................            100
     Budafok Recycling Waste Paper Recovery Ltd.
      (Hungary).............................................             63.8
          (Tenneco Packaging Hungary Packaging Material
           Limited owns 63.8%; and Asco Hungaria Kft., an
           unaffiliated company, owns 36.2%)
  Tenneco Packaging International Holdings Inc.
     (Delaware).............................................            100
     Airpack SPA (Italy)....................................              2
          (Tenneco Packaging International Holdings Inc.
           owns 2%; and Tenneco Packaging Inc. owns 98%)
     Scriptoria N.V. (Belgium)..............................    less than 1
          (Tenneco Packaging International Holdings Inc.
           owns less than 1% or 18 shares; Tenneco Packaging
           Inc. owns approximately 99.6%; and the remainder of
           the shares are held by unknown third parties)
     Tenneco Packaging de Mexico, S.A. de C.V...............              99.99
          (Tenneco Packaging International Holdings Inc.
           owns 499,999 shares; and Tenneco Packaging Inc. owns
           1 share)

---------------
(1) This company is commonly referred to as "Tenneco
    Packaging Hungary Kft."

SUBSIDIARIES OF TENNECO PACKAGING INC.
  SUBSIDIARIES OF TENNECO PACKAGING INTERNATIONAL HOLDINGS
     INC
     SUBSIDIARIES OF TENNECO PACKAGING DE MEXICO, S.A. DE
      C.V.
       Empaques Protectores Tenneco S.A. de C.V. (Mexico)...             40%
          (Tenneco Packaging de Mexico, S.A. de C.V. owns
          40%; non-affiliates own 60%)
     Wellenfoam N.V. (Belgium)..............................    less than 1
       (Tenneco Packaging International Holdings Inc. owns
        less than 1% or 1 share; and Tenneco Packaging Inc.
        owns 99+%)
  Tenneco Packaging Leasing Company (Delaware)..............            100
  Tenneco Packaging RSA Company (Delaware)..................            100
  Tenneco PPI Company (Delaware)............................            100
  Tenneco Protective Packaging Inc. (Delaware)..............            100
     AVI Technologies, Inc. (Delaware)......................            100
  Tenneco Retail Receivables Company (Delaware).............            100
  Tenneco Rochester Acquisition Inc. (Delaware)(1)..........            100
  Tenneco Romania Holdings Inc. (Delaware)..................            100
     Tenneco Forest Products S.A. (Romania).................            100
       (Shawn Kelly, Richard Bierlich, Robert Haught and
        Brent Nyberg, all of whom are affiliated, each hold
        share(s) of this company)
  Tenneco Windsor Box & Display, Inc. (Delaware)(2).........            100
  The Baldwin Group, Ltd. (U.K.)............................            100
     Ambassador Packaging Ltd. (U.K.).......................            100
       Coastal Packaging Ltd. (U.K.)........................            100
       Prempack Limited (U.K.)..............................            100
       R & H Robinson (Sheffield) Ltd. (U.K.)...............            100
     Baldwin Packaging Limited (U.K.).......................    less than 1
       (The Baldwin Group owns ,1% or 1 share; J&W Baldwin
        (Holdings) Ltd. owns 99.9%)
     J&W Baldwin (Holdings) Ltd. (U.K.).....................            100
       Baldwin Packaging Limited (U.K.).....................             99.9
          (J&W Baldwin (Holdings) Ltd. owns 99.9%; and The
          Baldwin Group owns ,1% or 1 share)
          Jiffy Rugated Products Limited (U.K.).............             99.9
            (Baldwin Packaging Limited owns 99.9%; and The
            Baldwin Group owns ,1% or 1 share)
          J&W Baldwin (Manchester) Limited (U.K.)...........             99.9
            (Baldwin Packaging Limited owns 99.9%; and The
            Baldwin Group owns ,1% or 1 share)
---------------
(1) In dissolution.

(2) In dissolution.

SUBSIDIARIES OF TENNECO PACKAGING INC.
  SUBSIDIARIES OF THE BALDWIN GROUP, LTD.
     SUBSIDIARIES OF J&W BALDWIN (HOLDINGS) LTD.
       Jifcour (UK) Limited (U.K.)..........................    99.9%
          (J&W Baldwin (Holdings) Ltd. owns 99.9%; and The
          Baldwin Group, Ltd. owns less than 1% or 1 share)
       Jiffy Packaging Company Ltd. (U.K.)..................    99.9
          (J&W Baldwin (Holdings) Ltd. owns 99.9%; and The
          Baldwin Group, Ltd. owns less than 1% or 1 share)
       Pentland Packaging Limited (Scotland)................    99.9
          (J&W Baldwin (Holdings) Ltd. owns 99.9%; and The
          Baldwin Group, Ltd. owns less than 1% or 1 share)
     J&W Baldwin (Manchester) Limited (U.K.)................    less than 1
       (The Baldwin Group, Ltd. owns less than 1% or 1 share
        and Baldwin Packaging Limited owns 99.9%)
     Jifcour (UK) Limited (U.K.)............................    less than 1
       (The Baldwin Group, Ltd. owns less than 1% or 1 share
        and J&W Baldwin (Holdings) Ltd. owns 99.9%)
     Jiffy Packaging Company Ltd. (U.K.)....................    less than 1
       (The Baldwin Group, Ltd. owns less than 1% or 1 share;
        and J&W Baldwin (Holdings) Ltd. owns 99.9%)
     Jiffy Rugated Products Limited (U.K.)..................    less than 1
       (The Baldwin Group, Ltd. owns less than 1% or 1 share;
        and Baldwin Packaging Limited owns 99.9%)
     Omni-Pac U.K. Limited (United Kingdom).................   100
     Pentland Packaging Limited (Scotland)..................    less than 1
       (The Baldwin Group, Ltd. owns less than 1% or 1 share;
        and J&W Baldwin (Holdings) Ltd. owns 99.9%)
     Tenneco Packaging Limited (Scotland)...................   100
       Alpha Products (Bristol) Limited (United Kingdom)....   100
       Brucefield Plastics Limited (Scotland)...............   100
       Polbeth Packaging (Corby) Limited (Scotland).........   100
       Tenneco Packaging (Caerphilly) Limited (United
        Kingdom)............................................   100
       Tenneco Packaging (Films) Limited (United Kingdom)...   100
       Tenneco Packaging (Livingston) Limited (Scotland)....   100
       Tenneco Packaging (Stanley) Limited (United
        Kingdom)............................................   100
     Tenneco Packaging (UK) Limited (United Kingdom)........   100
  The Corinth and Counce Railroad Company (Mississippi).....   100
     Valdosta Southern Railroad Company (Florida)...........   100
  798795 Ontario Limited (Ontario)..........................   100
     Astro-Valcour, Ltd. (Ontario)..........................   100
     Tenneco Packaging Canada Inc. (Ontario)................   100
     Tenneco Packaging -- Hexacomb Limited (Ontario)........   100
       Shearmat Structures Ltd. (Manitoba)..................   100




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SUBSIDIARIES OF TENNECO PACKAGING INC.
  Wellenfoam N.V. (Belgium).................................         99.9%
     (Tenneco Packaging Inc. owns 99.9%; and Tenneco
      Packaging International Holdings Inc. owns less than 1%
      or 1 share)
  Wood Products Leasing Company (Delaware)..................        100
  Zhejing Zhongbao Packaging (Peoples Republic of China)....         62.5
     (Tenneco Packaging Inc. owns 62.5%; and non-affiliates own 37.5%)


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